Vanguard Dividend Appreciation Index Fund Investment Strategy - Admiral Prospectus [Member] - Vanguard Dividend Appreciation Index Fund	Jan. 31, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an indexing investment approach designed to track the performance of the S&P U.S. Dividend Growers Index (the “Target Index”), a modified market capitalization-weighted index which consists of common stocks of U.S. companies that have a record of increasing their dividends over time (excluding real estate trusts (“REITs”)). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index.The Fund attempts to replicate the Target Index by investing in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index. The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. In addition, the Fund could become concentrated in an industry or group of industries if the Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.